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                                                                    EXHIBIT 10.9

                                                               EXECUTION VERSION

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

                  This Amendment No. 4 to Credit Agreement, dated as of March __, 2004 (this "Amendment"), is entered into by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., and Golfsmith USA, L.L.C., as Borrowers (the "Borrowers"), the other Persons designated as Credit Parties to the Credit Agreement (the "Credit Parties"), the lenders signatory thereto from time to time (the "Lenders"), and General Electric Capital Corporation, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                    RECITALS

         A. The Borrowers, the other Credit Parties, the Agent and the Lenders are parties to that certain Credit Agreement, dated as of October 15, 2002, as amended by Amendment No. 1 thereto, dated as of January 10, 2003, Amendment No. 2 thereto, dated as of September 5, 2003, and Amendment No. 3 thereto, dated as of February 10, 2004 (as so amended and as it may hereafter be further amended, restated or otherwise modified, the "Credit Agreement").

         B. The Borrowers, Credit Parties, Agent and Lenders are desirous of amending the Credit Agreement as and to the extent set forth herein and subject to the terms and conditions provided herein.

         C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendments.

         1.1 Section 4.3 of the Credit Agreement ("Minimum EBITDA") is hereby amended as follows:

                  (a) By deleting the words "$19,140,000 for the Fiscal Quarter ending on or about March 31, 2004" and replacing them with "$14,550,000 for the Fiscal Quarter ending on or about March 31, 2004";

                  (b) By deleting the words "$19,560,000 for the Fiscal Quarter ending on or about June 30, 2004" and replacing them with "$17,220,000 for the Fiscal Quarter ending on or about June 30, 2004".

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         1.2      Section 4.5 of the Credit Agreement ("Minimum Interest
Coverage Ratio") is hereby amended as follows:

                  (a) By deleting the words "1.40 for the Fiscal Quarter ending on or about March 31, 2004" and replacing them with "1.00 for the Fiscal Quarter ending on or about March 31, 2004";

                  (b) By deleting the words "1.80 for the Fiscal Quarter ending on or about June 30, 2004" and replacing them with "1.20 for the Fiscal Quarter ending on or about June 30, 2004"; and

                  (c) By deleting the words "1.80 for the Fiscal Quarter ending on or about September 30, 2004" and replacing them with "1.60 for the Fiscal Quarter ending on or about September 30, 2004".

         1.3 Section 4.9 of the Credit Agreement is hereby amended by adding the following as a new subsection 4.9(o) at the end thereof:

                           "Beginning the date on which the outstanding balance of the Revolving Loan exceeds $9,000,000, and on the Monday of every week thereafter for as long as the outstanding balance of the Revolving Loan exceeds $9,000,000, Borrowers will deliver consolidated and consolidating projections of the cash flows (both cash inflows and outflows) of the Credit Parties for the immediately succeeding thirteen
         (13) week period, together with such supporting schedules and information as Agent shall request."

         1.4 Schedule 1 to Exhibit 4.9(d) of the Credit Agreement ("Borrowing Base Certificate") is hereby amended by inserting the following line items at the end thereof, each of which shall be completed each time that the Borrowers deliver a Borrowing Base Certificate:

"Borrowing Base Availability (consolidated)         $__________

Borrowing Base "Golfsmith International, L.P."      $__________

Revolver Commitment                                 $12,500,000

Less: $500,000 Availability Reserve                     500,000

Net Availability of Commitment                      $12,000,000

Lesser of Borrowing Base
"Golfsmith International, L.P." and
Net Availability of Commitment                      $__________

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
Outstanding Balance of Revolving Loan               $__________

Net Availability                                    $ __________"

         1.5 Schedule 1 to Exhibit 4.9(k) of the Credit Agreement ("Compliance Certificate") is hereby amended by deleting the words "(cash only)" from the definition of Interest Expense in Section 4.5 thereof and replacing them with "(GAAP)".

2. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

         2.1 Agent's receipt of counterparts of this Amendment, duly executed by each Borrower, each other Credit Party, Agent and Requisite Lenders.

         2.2 No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.

3.       Reference to and Effect Upon the Credit Agreement and other Loan
Documents.

         3.1 The Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrower and each of the other Credit Parties. Without limiting the foregoing, the Liens granted pursuant to the Collateral Documents shall continue in full force and effect and the guaranties of each of the Guarantors shall continue in full force and effect.

         3.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition (except for the specific amendments provided in Section 1 above), of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document.

         3.3 Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute

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one and the same instrument. A counterpart signature page delivered by fax transmission shall be as effective as delivery of an originally executed counterpart.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [SIGNATURE PAGES FOLLOW]

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                  IN WITNESS WHEREOF, this Amendment No. 4 to Credit Agreement has been duly executed as of the date first written above.

                           GOLFSMITH INTERNATIONAL, L.P.

                           By Golfsmith GP L.L.C., as General Partner
                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH NU, L.L.C.

                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH USA, L.L.C.

                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH INTERNATIONAL, INC.

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                  AMENDMENT NO. 4 TO GOLFSMITH CREDIT AGREEMENT

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                           GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH GP HOLDINGS, INC.

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH HOLDINGS, L.P.

                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH GP, L.L.C.

                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH DELAWARE, L.L.C.

                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                  AMENDMENT NO. 4 TO GOLFSMITH CREDIT AGREEMENT

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                           GOLFSMITH CANADA, L.L.C.

                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH EUROPE, L.L.C.

                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GOLFSMITH LICENSING, L.L.C.

                           By Golfsmith Holdings, L.P., as Sole Member
                           By Golfsmith GP Holdings, Inc., as General Partner

                           By: _________________________________________________
                           Name: _______________________________________________
                           Title: ______________________________________________

                           GENERAL ELECTRIC CAPITAL CORPORATION,

                           as Agent, an L/C Issuer and Lender

                           By: _________________________________________________
                           Name: _______________________________________________
                                    Its Duly Authorized Signatory

                  AMENDMENT NO. 4 TO GOLFSMITH CREDIT AGREEMENT